Exhibit 10.21

FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

This FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (“Amendment”), dated as of March 7,  2018, is by and among Contango Oil & Gas Company, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities therein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Credit Agreement, dated as of October 1, 2013, as amended by the First Amendment to Credit Agreement dated as of April 11, 2014,  the Second Amendment to Credit Agreement dated as of October 28, 2014 and the Third Amendment to Credit Agreement dated as of May 6, 2016 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower,  the Administrative Agent and the Lenders intend to amend and waive certain provisions of the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2. Amendments Sections 8.06, 8.07 and 8.08 of the Credit Agreement.  Sections 8.06 and 8.08 of the Credit Agreement are hereby amended by deleting the percentage “90%” or “80%” (as applicable) appearing therein and replacing it with the percentage “95%” everywhere such 90% or 80% appears in such Sections.

Section 3. Waiver.  The Majority Lenders hereby waive the requirement in Section 9.12 of the Credit Agreement that the Borrower not permit its ratio of Current Assets to Current Liabilities to be less than 1.00 to 1.00 for the fiscal quarter ending December 31, 2017.  The foregoing waiver is not a waiver of any other provision of the Credit Agreement and is not a waiver of Section 9.12 of the Credit Agreement in respect of any fiscal quarter other than for the fiscal quarter ending December 31, 2017.

Section 4. Conditions to Effectiveness. The Effective Date of this Amendment shall be deemed to occur on the date (the “Effective Date”) when the Administrative

Agent has received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent, the Issuing Bank, the Swing Line Lender and the Majority Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a) the Administrative Agent shall have received, for the account of each Lender that is a signatory hereto, from the Borrower all agreed upon fees in connection with this Amendment;

(b) the Administrative Agent shall have received a certificate dated as of the date hereof, duly executed by an officer of the Borrower, certifying the representations and warranties set forth in Section 6 hereof are true and correct.

Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions is satisfied (or waived in writing) on or prior to February 28, 2018.

Section 5. Post-Closing Condition.  Within forty-five (45) days following the Effective Date (or such later date as the Administrative Agent shall agree to in its sole discretion), the Borrower shall have delivered, or cause to be delivered, to the Administrative Agent executed new Mortgages or supplements to existing Mortgages (x) sufficient to cause the Borrower to be in compliance with Section 8.08 of the Credit Agreement, as amended hereby (as determined by the Administrative Agent in its sole discretion) and (y) in form and substance substantially similar to the existing applicable Loan Documents.

Section 6. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and its Subsidiaries contained in the Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by a materiality qualifier, which shall be true and correct in all respects), other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects (except to the extent such representations and warranties are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date; and

(b) after giving effect to the waiver contained in this Amendment no Default, Event of Default or Deficiency has occurred and is continuing.
Section 7. Loan Document; Ratification.
(a) This Amendment is a Loan Document. Each reference to the Credit Agreement in any Loan Document will deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as amended hereby, the Credit Agreement remains in full force and effect and the Borrower hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby.

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Section 8. GOVERNING LAW.    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9. Severability.    In the event that any one or more of the provisions contained in this Amendment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Amendment.

Section 10. Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 12. Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

CONTANGO OIL & GAS COMPANY

By: /s/ SERGIO CASTRO
Name: Sergio Castro
Title: Vice President and Treasurer

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ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA

By: /s/ RODICA DUTKA
Name: Rodica Dutka
Title: Authorized Signatory

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ISSUING BANK:

ROYAL BANK OF CANADA,

By: /s/ EMILEE SCOTT
Name: Emilee Scott
Title: Authorized Signatory

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LENDER:

ROYAL BANK OF CANADA,

By: /s/ JAY SARTAIN
Name: Jay Sartain
Title: Authorized Signatory

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LENDER:

REGIONS BANK

By: /s/ DANIEL G. STEELE
Name: Daniel G. Steele
Title: Managing Director

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LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ SCOTT MACKEY
Name: Scott Mackey
Title: Director

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LENDER:

COMPASS BANK

By: /s/ GABRIELA AZCARATE
Name: Gabriela Azcarate
Title: Vice President

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LENDER:

BARCLAYS BANK PLC

By: / s/ SYDNEY G. DENNIS
Name: Sydney G. Dennis
Title: Director

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LENDER:

BOKF, NA DBA BANK OF TEXAS

By: / s/ BRANDON STARR
Name: Brandon Starr
Title: Vice President

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LENDER:

CADENCE BANK

By: / s/ ANTHONY BLACO
Name: Anthony Blanco
Title: Senior Vice President

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LENDER:

CITIBANK, N.A.

By: / s/ JEFF ARD
Name: Jeff Ard
Title: Vice President

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LENDER:

IBERIABANK

By: / s/ BLAKELY NORRIS
Name: Blakely Norris
Title: Vice President

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